Summary Prospectus
July 31, 2014
Madison Hansberger International Growth Fund
Share Class/Ticker: Class Y - HIGGX ● Class I - HITGX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information (SAI) and other information about the Fund online at madisonfunds.com/ProspectusReports. You can also obtain this information at no cost by calling 800.877.6089 or by sending an email request to madisonlitrequests@madisonadv.com. The current prospectus and SAI dated May 20, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Madison Hansberger International Growth Fund seeks to provide high long-term total return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y	Class I
Management Fees	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	None	None
Other Expenses[1]	0.42%	0.27%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.18%	1.03%
1 Includes interest expense of 0.02%.
2 The investment adviser to the fund, Madison Asset Management, LLC (“Madison”), has contractually agreed to waive and/or reimburse investment advisory and/or service fees to the extent necessary to maintain total annual fund operating expenses at or below 1.15% and 1.00% for the Class Y and Class I shares of the fund, respectively. The fee waiver agreement described above, which is in effect for a period of two years after the inception of the fund, may be terminated by the Board of Trustees of the fund at any time and for any reason; however, the Board has no intention of terminating this agreement prior to the end of its term. Not included in the fee waiver are (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.);- (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit or other leverage facility the fund maintains with its custodian or another entity for investment purposes); or (iii) acquired fund fees and expenses. Any fees waived will not be subject to later recoupment by Madison.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$120	$375	$649	$1,432
Class I	105	328	569	1,259
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. The Hansberger International Growth Fund, a series of Hansberger International Series (the “Predecessor Fund”), was merged into the fund in the third calendar quarter of 2014 and was the accounting survivor of said merger. Accordingly, the portfolio turnover rate of the fund provided below represents the portfolio turnover rate of the Predecessor Fund during its most recent fiscal year. During this time period, the -portfolio turnover rate was 48% of the average value of the Predecessor Fund’s portfolio.
Principal Investment Strategies
The fund seeks to achieve its investment objective by investing at least 80% of total assets -in the equity securities (including common stock, preferred stock and convertible securities) of companies organized or located outside of the U.S. Even though these companies are based outside of the U.S., their securities may be traded on U.S. securities markets. The fund will invest in at least three different countries and generally expects to be invested in more than three countries, including countries considered to be emerging market countries. The fund anticipates that it will invest primarily in common stock, though the balance of its equity holdings may vary. The fund may also invest in warrants or rights to subscribe to or purchase equity securities, and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and other depositary receipts. The fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended. The fund expects to hold 50-75 individual securities in its portfolio at any given time.

The portfolio managers anticipate following a flexible investment policy that will allow them to select those investments believed to be best suited to achieve the fund’s investment objective over the long term. The portfolio managers use a disciplined, long-term approach to international investing, focusing primarily on identifying successful companies that have favorable anticipated long-term growth prospects. Securities are selected for the fund’s portfolio on the basis of fundamental company-by-company analysis. The buy and sell decisions are based on a decision framework which has a common set of investment decision criteria. These criteria encompass, among other factors: positive relative fundamentals, attractive valuation, relative performance and expected return. Portfolio holdings are monitored for possible sale on an ongoing basis. Although the fund invests primarily in mid-to-large cap companies, there are no limitations on the size of the companies in which the fund may invest.

The portfolio managers will also consider other factors in making portfolio investment decisions, including country and political risks, and economic and market conditions. The portfolio managers seek to broaden the scope and increase the effectiveness of this fundamental analysis by searching for successful companies in many countries around the world. This global search provides the fund with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of companies with favorable long-term prospects.

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below. You could lose money as a result of your investment.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Growth Investment Risk. Growth investing attempts to identify companies that the portfolio managers believe will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Mid Cap Risk. The fund’s investments in midsize companies may entail greater risks than investments in larger, more established companies. Midsize companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some midsize companies may not have established financial histories; may have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the fund’s portfolio, the fund is susceptible to capital gain realization. In other words, when the fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The fund’s sale of just a few positions will represent a larger percentage of the fund’s assets compared with, say, a fund that has hundreds of securities positions.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Illiquid investments also may be difficult to value.

Currency Risk. Fluctuations in the exchange rates between different currencies may negatively affect an investment. The fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the fund to incur losses that would not have been incurred had the risk been hedged. The portfolio managers generally do not intend to hedge against the fund’s currency exposure.

Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
The performance data presented below for all periods prior to the date hereof represents the performance of the Predecessor Fund. Class I performance data represents Institutional Class performance data for the Predecessor Fund, and Class Y performance data represents Advisor Class performance data for the Predecessor Fund.
Calendar Year Total Returns for Class I Shares

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	31.66%
Lowest:	4Q 2008	-27.14%

Average Annual Total Returns
For Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
Class I Shares – Return Before Taxes	17.46%	13.81%	6.46%
Return After Taxes on Distributions	17.28%	13.76%	6.06%
Return After Taxes on Distributions and Sale of Fund Shares	10.35%	11.35%	5.39%
Class Y Shares – Return Before Taxes	17.26%	13.60%	6.27%[1]
MSCI ACWI ex USA Index (reflects no deduction for sales charges, account fees, expenses or taxes)	15.78%	13.32%	8.04%
1Prior to the inception of Class Y shares (9/13/05), performance is that of Class I shares, restated to reflect the higher net expenses of Class Y shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class Y shares. After-tax returns for Class Y shares will vary.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC (“Madison”). Madison has delegated the day-to-day responsibility of managing the fund to Hansberger Growth Investors, L.P. (“Hansberger”). Hansberger manages the fund using an investment team structure. The members of the investment team are Thomas R.H. Tibbles, CFA (Chief Executive Officer & Chief Investment Officer), Barry A Lockhart, CFA (Deputy Managing Director, Senior VP –Research), and Patrick Tan (Senior VP – Research). Messrs. Tibbles, Lockhart and Tan have co-managed the fund since inception of the Predecessor Fund in June 2003.
Purchase and Sale of Fund Shares
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $1,000; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
Class I Shares. The minimum initial investment for Class I shares is $1,000,000, with a subsequent minimum investment of $100,000; provided that these minimums may be waived in certain situations.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.